UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 2005



                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


              Delaware                 0-22429                    11-3129361
_______________________________      ____________            ___________________
(State or other jurisdiction of       (Commission             (I.R.S. Employer
         incorporation)              File Number)            Identification No.)

300 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On April 8, 2005, DHB Industries, Inc. (the "Company") was notified that Weiser LLP ("Weiser") had declined to stand for re-election as the Company's principal independent accountants. Weiser had served as the Company's principal independent accountants since August 27, 2003. Notwithstanding its decision not to stand for re-election, Weiser has advised the Company that it intends to complete its audit of the Company's internal control over financial reporting as of December 31, 2004 and upon completion of such audit, to provide its opinion regarding such controls as of such date (the "Weiser Opinion"). The Company has not received the Weiser Opinion.

            During the Company's two most recent fiscal years, the opinion of Weiser did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through April 8, 2005, there were no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Weiser would have caused Weiser to make reference to the subject matter of the disagreement in connection with its reports except as follows:

            On March 16, 2005, after the close of business, the Company transmitted its annual report on Form 10-K for the year ended December 31, 2004 (the "2004 10-K") for filing via EDGAR with the Securities and Exchange Commission on March 17, 2005. Shortly before the Company transmitted the 2004 10-K, representatives of Weiser called to inform the Company that Weiser had not completed its final review of the last revisions to the Form 10-K and accordingly had not yet released its audit report for filing. Despite Weiser's call, the 2004 10-K was forwarded for filing. Subsequently, early on March 17, 2005, before the opening of business, the Company, in consultation with Weiser, amended the Form 10-K by filing a Form 10-K/A (the "2004 10-K/A") to include the revisions to its financial statements requested by Weiser and certain other changes and Weiser released its audit report for filing. Such revisions were to amend certain financial information including the Note payable-Bank, on the consolidated balance sheet, and the related footnote, Note 6-Note Payable-Bank, as well as the discussion of the Note Payable-Bank in Liquidity and Capital Resources, Note 2 Supplemental Cash Flow Information, Note 9 Stockholders Equity, and to correct the omission of the 2004 amount on the line titled "Accounts receivable" under the caption "Cash Flows from Operating Activities" in the Consolidated Statement of Cash Flows. Representatives of Weiser discussed the subject matter of this issue with members of the Company's Audit Committee and Board of Directors. The Company has authorized Weiser to respond fully to the inquiries of any successor independent accountants concerning the subject matter of such issue.

            During the Company's two most recent fiscal years and through April 8, 2005, Weiser has not advised the Company of any "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission (the "Commission") except that Weiser has advised the Company that, in its view, there exists certain deficiencies in the Company's system for pricing certain inventory and there exists a need to enhance and strengthen the Company's Audit Committee in order to improve the Committee's effectiveness. Weiser has informed the Company that these matters will be discussed in the Weiser Opinion and Weiser informed the Company that there will be no change in their opinion regarding the 2004 financial statements. Representatives of Weiser discussed the subject matter of these issues with members of the Company's Audit Committee and Board of Directors. The Company has authorized Weiser to respond fully to the inquiries of any successor independent accountants concerning the subject matter of such issues.

            The Company has provided Weiser a copy of this Form 8-K prior to its filing with the Commission and requested Weiser to furnish the Company with a letter addressed to the Commission stating whether or not they agree with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects to which they do not agree.

            The Company has requested that Weiser provide the company with such letter as promptly as possible so that the company can file the letter with the Commission within ten business days after filing this report on Form 8-K.

            On April 13, 2005, the Company engaged Rachlin Cohen & Holtz LLP ("Rachlin") as its principal independent accountants for the fiscal year ending December 31, 2005. In consultation with Grant Thornton LLP, the independent accountants that had previously audited the Company's financial statements for the 2002 fiscal year, the Company decided to retain a new auditor to re-audit the Company's financial statements for 2002. The Company retained Rachlin to re-audit such financial statements for inclusion in the 2004 10-K. With the exception of consultations pertaining to Rachlin's audit of the 2002 financial statements and the inclusion of the 2002 financial statements in the 2004 10-K, prior to April 13, 2005, the Company did not consult with Rachlin regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Rachlin on the Company's financial statements; nor (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DHB INDUSTRIES, INC.


                                              By: /s/ DAWN M. SCHLEGEL
                                                  ___________________________
                                                      Dawn M. Schlegel
                                                      Chief Financial Officer


Dated:  APRIL 14, 2005